Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements was derived from the application of pro forma adjustments to the consolidated financial statements of Newcastle Investment Corp. and its subsidiaries which are referred to collectively in this section as “Newcastle.” These unaudited pro forma condensed consolidated financial statements should be read in conjunction with Newcastle’s historical consolidated financial statements and the related notes included in Newcastle’s previous filings with the SEC.

The unaudited pro forma information set forth below reflects the historical information of Newcastle, as adjusted to give effect to Newcastle’s planned spin-off of the New Senior Investment Group Inc.’s (“New Senior”) business from Newcastle and Newcastle’s approved 3-for-1 reverse stock split. To effect the separation, Newcastle will distribute all of the shares of New Senior’s common stock held by Newcastle to holders of Newcastle common stock, subject to a number of conditions. No assurance is given that this spin-off will be formally approved by Newcastle’s board of directors or that the spin-off or reverse stock split will be consummated on the contemplated terms or at all.

The unaudited pro forma condensed consolidated statements of operations give effect to the spin-off of New Senior as if the spin-off had occurred on January 1, 2013. The unaudited pro forma condensed consolidated balance sheet assumes that the spin-off of New Senior occurred on June 30, 2014.

The historical statements of operations presented in the unaudited pro forma condensed consolidated financial statements are for the six months ended June 30, 2014 as presented in Newcastle’s Quarterly Report on Form 10-Q for the six months ended June 30, 2014, filed on August 8, 2014, and for the year ended December 31, 2013 as presented in Form 8-K filed on May 5, 2014. The historical balance sheet presented in the unaudited pro forma condensed consolidated financial statements is as of June 30, 2014 as presented in Newcastle’s Quarterly Report on Form 10-Q for the six months ended June 30, 2014.

In the opinion of management, all adjustments necessary to reflect the effects of the potential transactions described in the notes to the unaudited pro forma condensed consolidated financial statements have been included and are based upon available information and assumptions that Newcastle believes are reasonable.

Further, the historical financial information presented herein has been adjusted to give pro forma effect to events that Newcastle believes are factually supportable and which are expected to have a continuing impact on Newcastle’s results. However, such adjustments are estimates and may not prove to be accurate. Information regarding these adjustments is subject to risks and uncertainties that could cause actual results to differ materially from those anticipated.

These unaudited pro forma condensed consolidated financial statements are provided for information purposes only. The unaudited pro forma condensed consolidated statements of operations and the unaudited pro forma condensed consolidated balance sheet do not purport to represent what Newcastle’s results of operations would have been had such transactions been consummated on the dates indicated, nor do they represent the financial position or results of operations of either Newcastle or New Senior for any future date or period.

NEWCASTLE INVESTMENT CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2014

	Newcastle Consolidated Historical	New Senior spin-off(A)	Newcastle Consolidated Pro Forma
Assets
Real estate securities, available-for-sale	$311,268		$311,268
Real estate related and other loans, held-for-sale, net	289,112		289,112
Residential mortgage loans, held-for-investment, net	—		—
Residential mortgage loans, held-for-sale, net	32,083		32,083
Subprime mortgage loans subject to call option	406,217		406,217
Investments in senior housing real estate, net of accumulated depreciation	1,547,409	(1,547,409)	—
Investments in other real estate, net of accumulated depreciation	263,500		263,500
Intangibles, net of accumulated amortization	197,129	(103,842)	93,287
Other investments	26,123		26,123
Cash and cash equivalents	77,922	(47,539)	30,383
Restricted cash	3,703		3,703
Receivables and other assets	109,538	(72,382)	37,156
Assets of discontinued operations	—		—

Total assets	$3,264,004	$(1,771,172)	$1,492,832

Liabilities and Equity
Liabilities
CDO bonds payable	$263,581		$263,581
Other bonds and notes payable	82,053		82,053
Repurchase agreements	102,677		102,677
Mortgage notes payable	1,104,182	(1,104,182)	—
Credit facilities and obligations under capital leases, golf	156,578		156,578
Financing of subprime mortgage loans subject to call option	406,217		406,217
Junior subordinated notes payable	51,234		51,234
Dividends payable	36,101		36,101
Accounts payable, accrued expenses and other liabilities	269,778	(86,398)	183,380
Liabilities of discontinued operations	—		—

Total liabilities	$2,472,401	$(1,190,580)	$1,281,821

Equity
Preferred stock	61,583		61,583
Common stock	3,518		3,518
Additional paid-in capital	2,971,223	(580,592)	2,390,631
Accumulated deficit	(2,313,799)		(2,313,799)
Accumulated other comprehensive income	68,880		68,880

Total Newcastle Stockholders’ Equity	791,405	(580,592)	210,813
Noncontrolling interests	198		198

Total Equity	791,603	(580,592)	211,011

Total liabilities and equity	$3,264,004	$(1,771,172)	$1,492,832

(A)	Gives effect to the distribution of the New Senior common stock held by Newcastle to the holders of Newcastle’s common stock as if it had taken place on June 30, 2014.

NEWCASTLE INVESTMENT CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended June 30, 2014

	Newcastle Consolidated Historical	New Senior spin-off (B)	Newcastle Consolidated Pro Forma
Interest income	$76,345	$—	$76,345
Interest expense	69,760	(27,402)	42,358

Net interest income	6,585	27,402	33,987

Impairment (Reversal)	2,772	—	2,772
Net interest income (loss) after impairment	3,813	27,402	31,215

Other revenues	265,275	(117,458)	147,817
Other income	57,491	—	57,491
Expenses	283,375	(111,037)	172,338

Income (loss) from continuing operations before income taxes	43,204	20,981	64,185
Income tax expense	835	(987)	(152)

Income (loss) from continuing operations	42,369	21,968	64,337
Preferred dividends	(2,790)	—	(2,790)
Excess of carrying amount of exchanged preferred stock over fair value of consideration paid	—	—	—

Net income attributable to noncontrolling interests	690	—	690

Income (loss) from continuing operations, after preferred dividends, excess of carrying amount of exchanged preferred stock over fair value of consideration paid and net income attributable to noncontrolling interest	40,269	21,968	62,237

Income (loss) from continuing operations per share of common stock, after preferred dividends, excess of carrying amount of exchanged preferred stock over fair value of consideration paid and net income attributable to noncontrolling interest:

Basic	$0.11		$0.53	(C)

Diluted	$0.11		$0.51	(C)

Weighted average number of shares of common stock outstanding giving effect to the 3-to-1 reverse stock spilt
Basic	351,526		117,175	(C)

Diluted	362,964		120,988	(C)

(B)	Gives effect to the distribution of the New Senior common stock held by Newcastle to the holders of Newcastle’s common stock as if it had taken place on January 1, 2013.

(C)	Gives retroactive effect to the 3-to-1 reverse stock split as approved by Newcastle’s Board of Directors on August 6, 2014.

NEWCASTLE INVESTMENT CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Twelve Months Ended December 31, 2013

	Newcastle Consolidated Historical	New Senior spin-off (B)	Newcastle Consolidated Pro Forma
Interest income	$213,715	$—	$213,715
Interest expense	89,382	(10,589)	78,793

Net interest income	124,333	10,589	134,922

Impairment (Reversal)	(19,769)	—	(19,769)

Net interest income (loss) after impairment	144,102	10,589	154,691
Other Revenues	87,323	(85,136)	2,187
Other Income	35,301	—	35,301
Expenses	152,990	(103,937)	49,053

Income (loss) from continuing operations before income taxes	113,736	29,390	143,126
Income tax expense	1,038	(656)	382

Income (loss) from continuing operations	112,698	30,046	142,744
Preferred dividends	(5,580)	—	(5,580)
Excess of carrying amount of exchanged preferred stock over fair value of consideration paid	—	—	—
Net income attributable to noncontrolling interests	(928)	—	(928)

Income (loss) from continuing operations, after preferred dividends, excess of carrying amount of exchanged preferred stock over fair value of consideration paid and net income attributable to noncontrolling interest	106,190	30,046	136,236

Income (loss) from continuing operations per share of common stock, after preferred dividends, excess of carrying amount of exchanged preferred stock over fair value of consideration paid and net income attributable to noncontrolling interest:

Basic	$0.38		$1.48	(C)

Diluted	$0.37		$1.44	(C)

Weighted average number of shares of common stock outstanding
Basic	276,882		92,294	(C)

Diluted	283,310		94,437	(C)

(B)	Gives effect to the distribution of the New Senior common stock held by Newcastle to the holders of Newcastle’s common stock as if it had taken place on January 1, 2013.

(C)	Gives retroactive effect to the 3-to-1 reverse stock split as approved by Newcastle’s Board of Directors on August 6, 2014.